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EXHIBIT 99.2

                         WEBCAST CONFERENCE CALL REPLAY

         Replay of the Webcast conference call originally presented on November 29, 2006, may be accessed from the ERF Wireless web site by going to "Investor Relations," "Presentations/Events." A link to the replay is as follows:
         http://investor.erfwireless.com/eventdetail.cfm?eventid=31484 . The replay of this webcast will be available for a period of one year.